EXHIBIT 10.14

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 31, 2003 (the “First Amendment”), is by and among RED ROBIN INTERNATIONAL, INC., a Nevada corporation (the “Borrower”), RED ROBIN GOURMET BURGERS, INC. (the “Parent”), those Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto and such other Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (together with the Parent, each individually a “Guarantor” and collectively the “Guarantors”), the Lenders party hereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 20, 2003 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

WHEREAS, the Borrower has requested that the Required Lenders (on behalf of the Lenders) agree to amend certain terms of the Credit Agreement as set forth below; and

WHEREAS, the Required Lenders have agreed to such amendments of the Credit Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1

AMENDMENTS

1.1 Amendment to Section 6.8. Section 6.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.8 Ownership of Subsidiaries; Restrictions.

Each of the Credit Parties will not, nor will it permit any Subsidiary to, create, form or acquire any Subsidiaries, except for wholly-owned Domestic Subsidiaries which are joined as Additional Credit Parties in accordance with the terms hereof. Each of the Borrower and its Subsidiaries will not, nor will it permit any Subsidiary to, sell, transfer, pledge or otherwise dispose of any Capital Stock or other equity interests in any of its Subsidiaries, nor will it, or permit any Subsidiary to, issue, sell, transfer, pledge or otherwise dispose of any of its Capital Stock or other equity interests, except as required by the Credit Documents or pursuant to a transaction permitted by Section 6.5(a)(iv). The Parent will not, nor will it permit any Subsidiary to, pledge any Capital Stock or other equity interests in any of its Subsidiaries, except as required by the Credit Documents or pursuant to a transaction permitted by Section 6.5(a)(iv).

SECTION 2

CLOSING CONDITIONS

2.1 Conditions Precedent. This First Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of counterparts of this First Amendment, which collectively shall have been duly executed on behalf of (a) the Borrower, (b) the Parent, (c) the Guarantors and (d) the Required Lenders.

SECTION 3

MISCELLANEOUS

3.1 Amended Terms. The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this First Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each Credit Party hereby represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

(b) This First Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this First Amendment.

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(d) Both before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all respects as of the date hereof (except for those which expressly relate to an earlier date).

(e) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.3 Credit Document. This First Amendment shall constitute a Credit Document under the terms of the Credit Agreement and shall be subject to the terms and conditions thereof (including, without limitation, Sections 9.13, 9.14 and 9.17 of the Credit Agreement).

3.4 Entirety. This First Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.5 Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

3.6 GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	RED ROBIN INTERNATIONAL, INC.,
a Nevada corporation

	By:	/s/ James P. McCloskey
	Name:	James P. McCloskey
	Title:	Chief Financial Officer

GUARANTORS:	RED ROBIN GOURMET BURGERS, INC.,
a Delaware corporation
RED ROBIN WEST, INC.,
a Nevada corporation
RED ROBIN DISTRIBUTING COMPANY, INC.,
a Colorado corporation
WESTERN FRANCHISE DEVELOPMENT, INC.,
a California corporation

	By:	/s/ James P. McCloskey
	Name:	James P. McCloskey
	Title:	Chief Financial Officer of each of the foregoing Guarantors

RED ROBIN OF ANNE ARUNDEL COUNTY, INC.,
a Maryland corporation
RED ROBIN OF BALTIMORE COUNTY, INC.,
a Maryland corporation
RED ROBIN OF MONTGOMERY COUNTY, INC.,
a Maryland corporation
RED ROBIN OF HOWARD COUNTY, INC.,
a Maryland corporation
RED ROBIN OF CHARLES COUNTY, INC.,
a Maryland corporation

	By:	/s/ James P. McCloskey
	Name:	James P. McCloskey
	Title:	Secretary & Treasurer of each of the foregoing Guarantors

[signature pages continue]

FIRST AMENDMENT

RED ROBIN INTERNATIONAL, INC.

ADMINISTRATIVE AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

	By:	/s/ David Hauglid
	Name:	David Hauglid
	Title:	Vice President

[signature pages continue]

FIRST AMENDMENT

RED ROBIN INTERNATIONAL, INC.

WELLS FARGO BANK, N.A.,
as Syndication Agent and as a Lender

By:	/s/ BRENDA PARK
Name:	BRENDA PARK
Title:	VICE PRESIDENT

[signature pages continue]

FIRST AMENDMENT

RED ROBIN INTERNATIONAL, INC.

U.S. BANK NATIONAL ASSOCIATION,
as Documentation Agent and as a Lender

By:	/s/ Thomas McCarthy
Name:	Thomas McCarthy
Title:	Vice President

[signature pages continue]

FIRST AMENDMENT

RED ROBIN INTERNATIONAL, INC.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Chitt Swamidasan
Name:	Chitt Swamidasan
Title:	Principal

[signature pages continue]

FIRST AMENDMENT

RED ROBIN INTERNATIONAL, INC.

KEY BANK N.A.,
as a Lender

By:	/s/ DOUGLAS L POGGE
Name:	DOUGLAS L POGGE
Title:	VICE PRESIDENT

[signature pages continue]

FIRST AMENDMENT

RED ROBIN INTERNATIONAL, INC.

SUNTRUST BANK,
as a Lender

By:	/s/ SUSAN M. HALL
Name:	SUSAN M. HALL
Title:	MANAGING DIRECTOR

FIRST AMENDMENT

RED ROBIN INTERNATIONAL, INC.